                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-19907                    48-1109495
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS 67202
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               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (316) 264-8899
                                                           --------------

                                Not applicable.
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ]   Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

    [ ]   Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

    [ ]   Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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          John D. White,  a Director and Executive  Vice  President of Lone Star
Steakhouse & Saloon, Inc. (the "Company"),  entered into a stock trading plan on
August 20, 2004, in  accordance  with Rule 10b5-1 to sell up to 75,000 shares of the Company's common stock,  which may include up to 75,000 shares issuable upon the exercise of options expiring in January 2005. The plan provides for sales of specified  share  amounts at market  prices,  subject to specified  limitations.
Sales  pursuant to this plan commenced on August 23, 2004 and end on October 29,
2004. This plan was established during the Company's trading "window". Mr. White has  informed the Company  that he will  publicly  disclose any stock sales made under the Rule 10b5-1 plan as required by the securities laws.

          As  disclosed  in  previous  Form 4  filings,  Gerald  T.  Aaron,  the
Company's  Senior  Vice  President  currently  has a  trading  plan in  place in accordance  with Rule 10b5-1.  Mr.  Aaron's plan has been modified and currently provides  that Mr. Aaron may sell up to 35,000  shares of the  Company's  common stock,  which may  include up to 35,000  shares  issuable  upon the  exercise of options  expiring in January 2005. Sales pursuant to this modified plan commence on September 19, 2004 and end on November 15, 2004.

          Deidra  Lincoln,  Vice President of Del Frisco's,  previously  entered into a 10b5-1 stock trading plan, which has expired.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONE STAR STEAKHOUSE & SALOON, INC.

Dated: August 24, 2004                     By: /s/ Gerald T. Aaron
                                              ----------------------------------
                                              Name:   Gerald T. Aaron
                                              Title:  Senior Vice President